NAME OF REGISTRANT:
Franklin Mutual Series Fund, Inc.
File No. 811-05387

EXHIBIT ITEM No. 77(c): Matters submitted to a vote of security holders

A Special Meeting of Shareholders of Franklin Mutual Series Fund Inc. (the "Series Fund") was held at the Series Fund's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007. The purpose of the meeting was to elect Directors of the Series Fund and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust; to approve amendments to certain of the fundamental investment restrictions (including six (6) Sub-Proposals) and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of the Series
Fund: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Bruce A. MacPherson, Charles Rubens II, Leonard Rubin and Robert E. Wade. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust, amendments to certain of the Funds' fundamental investment restrictions (including six (6) Sub-Proposals) and the elimination of certain of the Funds' fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.  The Election of Directors:

-------------------------------------------------------------------------------------------------------------------
                                                         % OF        % OF                          % OF       % OF
                                                      OUTSTANDING    VOTED                     OUTSTANDING   VOTED
NAME                                     FOR            SHARES       SHARES      WITHHELD         SHARES     SHARES
-------------------------------------------------------------------------------------------------------------------
Edward I. Altman ..............   1,210,704,428.298     57.977%     97.748%   27,896,859.065      1.335%     2.252%
Ann Torre Bates ...............   1,209,916,510.794     57.939%     97.684%   28,684,776.569      1.373%     2.316%
Burton J. Greenwald ...........   1,207,819,500.700     57.838%     97.515%   30,781,786.363      1.474%     2.485%
Bruce A. MacPherson ...........   1,207,458,365.509     57.821%     97.486%   31,142,921.854      1.491%     2.514%
Charles Rubens II .............   1,207,490,031.255     57.823%     97.488%   31,111,256.108      1.489%     2.512%
Leonard Rubin .................   1,206,493,676.220     57.775%     97.408%   32,107,611.143      1.537%     2.592%
Robert E. Wade ................   1,209,575,860.618     57.922%     97.657%   29,025,426.745      1.390%     2.343%
Gregory E. Johnson ............   1,208,290,066.177     57.861%     97.553%   30,311,221.186      1.451%     2.447%
Peter A. Langerman ............   1,210,708,565.729     57.977%     97.748%   27,892,721.634      1.335%     2.252%


Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................     961,560,903.960     46.046%      77.633%
Against ..............      32,005,362.174      1.533%       2.584%
Abstain ..............      36,579,619.229      1.751%       2.953%
Broker Non-Votes .....     208,455,402.000      9.982%      16.830%
-------------------------------------------------------------------
TOTAL ................   1,238,601,287.363     59.312%     100.000%
-------------------------------------------------------------------

MUTUAL FINANCIAL SERVICES FUND


Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      18,898,388.344     40.779%      67.513%
Against ..............       1,288,802.454      2.781%       4.604%
Abstain ..............       2,162,584.408      4.667%       7.726%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding lending:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      18,904,867.230     40.793%      67.536%
Against ..............       1,259,481.545      2.718%       4.499%
Abstain ..............       2,185,426.431      4.716%       7.808%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------


(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      19,036,802.073     41.078%      68.008%
Against ..............       2,404,047.837      5.188%       8.588%
Abstain ..............         908,925.296      1.961%       3.247%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      18,865,397.476     40.708%      67.395%
Against ..............       1,275,370.737      2.752%       4.556%
Abstain ..............       2,209,006.993      4.767%       7.892%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      19,042,364.406     41.090%      68.028%
Against ..............       1,151,773.477      2.485%       4.115%
Abstain ..............       2,155,637.323      4.652%       7.700%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------


(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      19,196,697.467     41.423%      68.579%
Against ..............       1,002,368.385      2.163%       3.581%
Abstain ..............       2,150,709.354      4.641%       7.683%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      19,944,522.855     43.037%      71.250%
Against ..............       1,430,261.533      3.086%       5.109%
Abstain ..............         974,990.818      2.104%       3.484%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------





MUTUAL QUALIFIED FUND


Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     119,606,997.364     45.925%       77.108%
Against ..........................      11,370,062.250      4.365%        7.330%
Abstain ..........................       6,282,303.765      2.413%        4.050%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
--------------------------------------------------------------------------------
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     119,230,702.788     45.780%       76.865%
Against ..........................      11,530,529.968      4.428%        7.433%
Abstain ..........................       6,498,130.623      2.495%        4.190%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
--------------------------------------------------------------------------------
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------


(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     120,927,478.196     46.432%       77.959%
Against ..........................      10,209,162.042      3.920%        6.581%
Abstain ..........................       6,122,723.141      2.351%        3.948%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
--------------------------------------------------------------------------------
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     119,646,290.764     45.940%       77.133%
Against ..........................      11,135,386.630      4.275%        7.179%
Abstain ..........................       6,477,685.985      2.488%        4.176%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
--------------------------------------------------------------------------------
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     120,690,291.178     46.341%       77.806%
Against ..........................      10,185,791.177      3.911%        6.567%
Abstain ..........................       6,383,281.024      2.451%        4.115%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     122,425,679.911     47.007%       78.925%
Against ..........................       8,734,429.518      3.354%        5.631%
Abstain ..........................       6,099,253.950      2.342%        3.932%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
--------------------------------------------------------------------------------
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------


Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     118,701,261.099     45.577%       76.524%
Against ..........................      12,214,006.614      4.690%        7.874%
Abstain ..........................       6,344,095.666      2.436%        4.090%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
--------------------------------------------------------------------------------
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------






MUTUAL EUROPEAN FUND

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES       SHARES
------------------------------------------------------------------------
For .......................      49,216,351.384     50.603%      77.068%
Against ...................       2,275,502.300      2.340%       3.563%
Abstain ...................       1,595,747.211      1.641%       2.499%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding lending:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES      SHARES
------------------------------------------------------------------------
For .......................      49,226,171.083     50.613%      77.083%
Against ...................       2,231,300.886      2.294%       3.494%
Abstain ...................       1,630,128.926      1.677%       2.553%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------


(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES      SHARES
------------------------------------------------------------------------
For .......................      49,583,062.766     50.980%      77.642%
Against ...................       1,942,248.547      1.997%       3.041%
Abstain ...................       1,562,289.582      1.607%       2.447%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES      SHARES
------------------------------------------------------------------------
For .......................      49,136,522.802     50.521%      76.943%
Against ...................       2,252,052.191      2.316%       3.526%
Abstain ...................       1,699,025.902      1.747%       2.661%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES      SHARES
------------------------------------------------------------------------
For .......................      49,673,701.690     51.073%      77.784%
Against ...................       1,836,266.267      1.888%       2.875%
Abstain ...................       1,577,632.938      1.623%       2.471%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES      SHARES
------------------------------------------------------------------------
For .......................      49,932,771.511     51.340%      78.190%
Against ...................       1,646,166.241      1.692%       2.578%
Abstain ...................       1,508,663.143      1.552%       2.362%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------


Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES      SHARES
------------------------------------------------------------------------
For .......................      48,904,282.534     50.282%      76.579%
Against ...................       2,548,871.333      2.621%       3.991%
Abstain ...................       1,634,447.028      1.681%       2.560%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------




MUTUAL DISCOVERY FUND


Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     157,775,299.443     37.245%      70.355%
Against ..........................       9,187,468.369      2.168%       4.097%
Abstain ..........................       7,026,510.812      1.659%       3.133%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     157,683,322.327     37.223%      70.314%
Against ..........................       9,219,712.408      2.176%       4.112%
Abstain ..........................       7,086,243.889      1.673%       3.159%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------


(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     159,304,467.657     37.606%      71.037%
Against ..........................       7,875,988.899      1.859%       3.512%
Abstain ..........................       6,808,822.068      1.607%       3.036%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     157,968,993.305     37.290%      70.441%
Against ..........................       8,817,713.746      2.082%       3.932%
Abstain ..........................       7,202,571.573      1.700%       3.212%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     158,490,874.271     37.414%      70.674%
Against ..........................       8,401,970.248      1.983%       3.747%
Abstain ..........................       7,096,434.105      1.675%       3.164%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     160,002,487.617     37.770%      71.348%
Against ..........................       7,217,018.932      1.704%       3.219%
Abstain ..........................       6,769,772.075      1.598%       3.018%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------


Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     156,955,995.649     37.051%      69.990%
Against ..........................      10,021,643.117      2.366%       4.469%
Abstain ..........................       7,011,639.858      1.655%       3.126%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------




MUTUAL SHARES FUND

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

--------------------------------------------------------------------------------
                                                         % OF          % OF
                                                      OUTSTANDING      VOTED
                                      SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     382,426,875.877     45.968%        74.697%
Against .......................      25,553,846.260      3.071%         4.992%
Abstain .......................      17,902,126.513      2.152%         3.496%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                         % OF          % OF
                                                      OUTSTANDING      VOTED
                                     SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     381,904,401.544     45.905%        74.595%
Against .......................      25,735,475.373      3.093%         5.027%
Abstain .......................      18,242,971.733      2.193%         3.563%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------


(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                         % OF           % OF
                                                      OUTSTANDING      VOTED
                                      SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     385,823,804.476     46.376%        75.360%
Against .......................      22,341,933.088      2.686%         4.364%
Abstain .......................      17,717,111.086      2.129%         3.461%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

--------------------------------------------------------------------------------
                                                          % OF          % OF
                                                      OUTSTANDING      VOTED
                                      SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     382,582,417.968     45.987%        74.727%
Against .......................      25,076,905.103      3.014%         4.898%
Abstain .......................      18,223,525.579      2.190%         3.560%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

--------------------------------------------------------------------------------
                                                          % OF          % OF
                                                      OUTSTANDING      VOTED
                                      SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     384,619,167.069     46.231%        75.125%
Against .......................      22,908,052.750      2.754%         4.474%
Abstain .......................      18,355,628.831      2.206%         3.586%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

--------------------------------------------------------------------------------
                                                          % OF          % OF
                                                      OUTSTANDING      VOTED
                                      SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     389,296,645.053     46.794%        76.039%
Against .......................      19,297,085.448      2.319%         3.769%
Abstain .......................      17,289,118.149      2.078%         3.377%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------


Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

--------------------------------------------------------------------------------
                                                          % OF          % OF
                                                      OUTSTANDING      VOTED
                                      SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     379,713,182.239     45.642%        74.167%
Against .......................      27,572,353.338      3.314%         5.386%
Abstain .......................      18,597,313.073      2.235%         3.632%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------





MUTUAL BEACON FUND

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   196,154,814.753     45.760%      76.801%
Against ...........    12,389,634.723      2.890%       4.851%
Abstain ...........     9,032,562.133      2.108%       3.536%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding lending:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   196,114,480.670     45.751%      76.785%
Against ...........    12,209,797.904      2.848%       4.781%
Abstain ...........     9,252,733.035      2.159%       3.622%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------

(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   197,351,725.804     46.039%      77.269%
Against ...........    11,508,918.965      2.685%       4.507%
Abstain ...........     8,716,366.840      2.034%       3.412%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------


(d) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   196,194,405.455     45.769%      76.816%
Against ...........    12,259,373.259      2.860%       4.800%
Abstain ...........     9,123,232.895      2.129%       3.572%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   197,085,029.659     45.977%      77.165%
Against ...........    10,853,589.176      2.532%       4.250%
Abstain ...........     9,638,392.774      2.249%       3.773%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   198,906,625.384     46.402%      77.878%
Against ...........     9,689,819.421      2.260%       3.794%
Abstain ...........     8,980,566.804      2.096%       3.516%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   194,334,530.594     45.335%      76.088%
Against ...........    13,592,092.948      3.171%       5.322%
Abstain ...........     9,650,388.067      2.252%       3.778%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------